UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2025 (January 9, 2025)

Mr. Cooper Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8950 Cypress Waters Blvd.

Coppell, TX 75019

(Address of Principal Executive Offices, and Zip Code)

(469) 549-2000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2025, Mike Rawls, EVP & Chief Executive Officer of Xome, notified Mr. Cooper Group Inc. (the “Company”) of his intention to retire from his position at the Company effective June 30, 2025.

The Company also announced that effective immediately, Chris Marshall, former Vice Chairman and President of the Company, will join Xome to lead its operations in a consulting role. Mr. Marshall will work with Mr. Rawls over the coming months to ensure a smooth transition.

Mr. Marshall’s initial compensation for his consulting services shall be consistent with the previously disclosed terms of the consulting agreement attached to the Employment and Transition Agreement, dated October 24, 2023, between the Company and Mr. Marshall that was filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarterly period ended September 30, 2023. A description of the material terms of the consulting agreement is also set forth in the Company’s Form 10-Q for the quarterly period ended September 30, 2023. The Company and Mr. Marshall intend to negotiate additional terms to his consulting arrangement in consideration of Mr. Marshall’s additional responsibilities leading Xome.

Item 7.01	Regulation FD Disclosure.

In connection with the leadership transition at Xome, the Company issued a press release on January 9, 2025, a copy of which is attached as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Mr. Cooper Group Inc., dated January 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: January 10, 2025	By:	/s/ Kurt G. Johnson
Kurt G. Johnson EVP & Chief Financial Officer